UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 2, 2018
____________________

FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On July 2, 2018, Finjan Holdings, Inc. (the “Company”), including its wholly-owned subsidiaries, Finjan, Inc. (“Finjan”), Finjan Mobile, Inc. (“Finjan Mobile”) and Finjan Blue, Inc. (“Finjan Blue” and collectively with the Company, Finjan and Finjan Mobile, the “Finjan Parties”), announced that the Finjan Parties and Trend Micro Incorporated (K.K.), a Japanese corporation (“Trend Micro Japan”) and Trend Micro, Inc., a California corporation (“Trend Micro U.S. and collectively with Trend Micro Japan, the “Trend Micro Parties”) have reached a mutually agreed Confidential Patent License Agreement (the “License Agreement”) effective as of June 29, 2018 (“Effective Date”).

The License Agreement provides that the Trend Micro Parties will obtain a license to, among others, the Finjan patents and pay the Finjan Parties $13.4 million in cash within five (5) business days of the Effective Date of the License Agreement. Further, upon acquisition by the Trend Micro Parties of certain entities, the Trend Micro Parties will pay additional license fees to the Finjan Parties, unless otherwise mutually agreed to by the Company and the Trend Micro Parties. Further, the License Agreement has additional provisions relating to certain unlicensed products of any company that acquires a Trend Micro Party, in which case additional license fees may apply. The parties also entered into related agreements with respect to their respective patents, including the transfer of select security-related patent assets from the Trend Micro Parties to the Finjan Parties. The remaining terms of the License Agreement are confidential.

A copy of the press release issued by the Company relating to the matters discussed above is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 2, 2018, entitled “Finjan and Trend Micro Enter into Confidential Patent License Agreement – Result will drive innovation through select sharing of intellectual property.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: July 2, 2018	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer